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                                                                   Exhibit 10.10

                             SUBORDINATION AGREEMENT

         This SUBORDINATION AGREEMENT, dated as of May 17, 2002, is made by TLL PARTNERS, L.L.C., a Delaware limited liability company (the "Subordinated Creditor"), for the benefit of ING PRIME RATE TRUST, a Massachusetts business trust formerly known as PILGRIM AMERICA PRIME RATE TRUST (the "Senior Lender").

         TELETOUCH COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), is now indebted to the Senior Lender on account of various loans and other extensions of credit and financial accommodations previously made or granted by the Senior Lender to or for the benefit of the Borrower. Senior Lender tentatively has agreed to make certain modifications of such loans, extensions of credit and financial accommodations, as more fully set forth in the Loan Modification Agreement, dated as of May 17, 2002, between the Borrower and the Senior Lender.

         The Subordinated Creditor has made or may make loans or grant other financial accommodations to the Borrower.

         As a condition to making the modifications of such loans, extensions of credit and financial accommodations referred to in the Loan Modification Agreement, the Senior Lender requires that the Subordinated Creditor fully subordinate the payment of the Subordinated Creditor's loans and other financial accommodations to the payment of any and all indebtedness of the Borrower to the Senior Lender. Assisting the Borrower in obtaining the modifications to such loans, extensions of credit and financial accommodations from the Senior Lender to the Borrower and subordinating the Subordinated Creditor's interests pursuant to the terms of this Agreement are in the Subordinated Creditor's best interests.

         ACCORDINGLY, in consideration of the aforesaid modifications of the existing loans, extensions of credit and financial accommodations previously made by the Senior Lender to the Borrower and of any and all future loans, extensions of credit and financial accommodations that hereafter may be made by the Senior Lender for the benefit of the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor hereby agrees as follows:

         1.   Definitions.  As used herein, the following terms have the
              -----------
meanings set forth below:

                  "Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with Senior Lender Indebtedness, including but not limited to, the $2,750,000 Promissory Note from the Borrower to the Senior Lender, the Second Amended

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         and Restated Credit Agreement between the Borrower and the Senior
         Lender, the Guarantee and Security Agreement, the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, and any and all other loan documents between the Borrower and the Senior Lender, or any default under or breach of any such agreement or instrument.

                  "Collateral" means all collateral now or hereafter securing payment of the Senior Lender Indebtedness, including all proceeds thereof.

                  "Loan Agreement" means that certain Second Amended and Restated Credit Agreement, dated as of May 17, 2002, by and between the Borrower and the Senior Lender, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

                  "Senior Lender Indebtedness" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Senior Lender, regardless of whether such debt, liability or obligation now exists or is hereafter credited or incurred, whether it is or may be direct or indirect, voluntary or involuntary, due or to become due, absolute or contingent, secured or unsecured, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, whether it is for principal, interest, fees, costs or other charges related thereto (including all interest, fees, costs and other charges accruing after the commencement of any case, proceeding or other action relating to the bankruptcy insolvency or reorganization of the Borrower, whether or not allowed in such proceeding or other action), and regardless of whether or not recovery upon any of such debts, liabilities or obligations may be or hereafter become barred or otherwise unenforceable, together with any and all renewals, extensions and modifications thereof and any notes issued in whole or partial substitution therefor.

                  "Subordinated Indebtedness" means all obligations arising under each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Subordinated Creditor, regardless of whether such debt, liability or obligation now exists or is hereafter credited or incurred, and whether it is or may be direct or indirect, voluntary or involuntary, due or to become due, absolute or contingent, secured or unsecured, primary or secondary, liquidated or unliquidated, or joint, several or joint and several or joint and several.

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         2. Subordination of Lien, Rights, Interests and Payments. The payment
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of all of the Subordinated Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Senior Lender Indebtedness; and regardless of any priority otherwise available to the Subordinated Creditor by law or by agreement, the Senior Lender shall hold a first priority Lien in the Collateral, and any Lien or rights or interests claimed therein by the Subordinated Creditor shall be and remain fully subordinate for all purposes to the Lien and rights and interests of the Senior Lender therein for all purposes whatsoever. The Subordinated Indebtedness shall continue to be subordinated to the Senior Lender Indebtedness even if the Senior Lender indebtedness is subordinated, avoided or disallowed under the United States Bankruptcy Code or other applicable law.

         3. Payments. Until all of the Senior Lender Indebtedness has been paid
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in full and the Senior Lender has released its Lien in the Collateral, the
Subordinated Creditor shall not, without the Senior Lender's prior written consent (which may be given, withheld or conditioned in the Senior Lender's sole and absolute discretion), demand, receive or accept any payment (whether of principal, interest or otherwise) from the Borrower in respect to the Subordinated Indebtedness or exercise any right or permit any setoff in respect of the Subordinated Indebtedness.

         4. Receipt of Prohibited Payments. If the Subordinated Creditor
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receives any payment on the Subordinated Indebtedness that the Subordinated
Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Senior Lender and will forthwith turn over such payment to the Senior Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to Senior Lender Indebtedness (whether or not due), in such manner of application as the Senior Lender may deem appropriate. If the Subordinated Creditor exercises any right of setoff which the Subordinated Creditor is not permitted to exercise under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Senior Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the Senior Lender, or any of its officers or employees or agents on behalf of the Senior Lender, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor's name.

         5. Action on Subordinated Indebtedness. The Subordinated Creditor will
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not commence any action or proceeding against the Borrower or all or any portion of the Collateral to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Senior Lender shall so join) in bringing any proceeding against the Borrower or all or any portion of the Collateral, whether under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation, insolvency or similar law or statute of the federal or any state government, or otherwise, or take or attempt to take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any Collateral, unless and until the Senior Lender Indebtedness has been paid in

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full and the Senior Lender has released its Lien in the Collateral.

     6. Actions Concerning Collateral.
        -----------------------------

          (a) Notwithstanding any Lien now held or hereafter acquired by the Subordinated Creditor, the Senior Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to the Borrower or the Collateral, all without notice to or consent of the Subordinated Creditor. In liquidating or disposing of the Collateral or any of it, the Senior Lender need only use its reasonable best judgment with respect thereto and shall not be liable to Subordinated Creditor for any act or omission with respect to the liquidation of the Collateral, or the fact that the proceeds realized from a liquidation of the Collateral might, under any circumstance, have been greater.

          (b) In addition, and without limiting the generality of the foregoing, if (i) a Borrower Default has occurred and is continuing, (ii) the Borrower intends to sell or otherwise dispose of any Collateral to an unrelated third party outside the ordinary course of business, (iii) the Senior Lender has given written notice thereof to the Subordinated Creditor, and (iv) the Subordinated Creditor has failed, within ten (10) days after receipt of such notice, to purchase for cash the Senior Lender Indebtedness for the full amount thereof, the Subordinated Creditor shall be deemed to have consented to such sale or disposition, to have released any Lien it may have in such Collateral and to have authorized the Senior Lender or its agents to file partial releases (and any related financing statements such as "in-lieu" financing statements under
Part 7 of Article 9 of the Uniform Commercial Code) with respect to such Collateral.

          (c) The Senior Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Senior Lender be deemed the Subordinated Creditor's agent with respect to the Collateral. All proceeds received by the Senior Lender with respect to any Collateral may be applied, first, to pay or reimburse the Senior Lender of all costs and expenses (including reasonable attorneys' fees) incurred by the Senior Lender in connection with the collection of such proceeds, and second, to any Senior Lender Indebtedness secured by the Senior Lender's Lien in the Collateral, in any order that the Senior Lender may choose.

     7. Bankruptcy and Insolvency. In the event of any receivership, insolvency,
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bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of the Borrower, dissolution, liquidation or any other marshalling of the assets or liabilities of the Borrower, the Subordinated Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Indebtedness and will hold in trust for the Senior Lender and promptly pay over to the Senior Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to any Senior Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Senior Lender Indebtedness has been paid in full and the

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Senior Lender's Lien in the Collateral has been terminated. If the Subordinated
Creditor shall fail to take any such action, the Senior Lender, as attorney-in-fact for the Subordinated Creditor, may take such action on the Subordinated Creditor's behalf. The Subordinated Creditor hereby irrevocably appoints the Senior Lender, or any of its officers or employees on behalf of the Senior Lender, as the attorney-in-fact for the Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Senior Lender's own name or in the name of the Subordinated Creditor as the Senior Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Subordinated Creditor will execute and deliver to the Senior Lender such other and further powers-of-attorney or instruments as the Senior Lender may request in order to accomplish the foregoing. If the Senior Lender desires to permit the use of cash collateral or to provide post-petition financing to the Borrower, the Subordinated Creditor shall not object to the same or assert that its interests are not being adequately protected.

     8. Restrictive Legend; Transfer of Subordinated Indebtedness. The
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Subordinated Creditor will cause all notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. At the request of the Senior Lender, the Subordinated Creditor shall deposit with the Senior Lender all of the notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness, which notes, bonds, debentures or other instruments may be held by the Senior Lender so long as any Senior Lender Indebtedness remains outstanding or the Senior Lender's Lien in the Collateral has not been terminated. The Subordinated Creditor is the lawful holder of the Subordinated Indebtedness and has not transferred any interest therein to any other person. Without the prior written consent of the Senior Lender (which consent may be given, withheld or conditioned in the Senior Lender's sole and absolute discretion), the Subordinated Creditor will not assign, transfer or pledge to any other person any of the Subordinated Indebtedness or agree to a discharge or forgiveness of the same.

     9. Continuing Effect. This Agreement shall constitute a continuing
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agreement of subordination, and the Senior Lender may, without notice to or consent by the Subordinated Creditor, modify any term of the Senior Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Senior Lender may, at any time and from time to time, without the consent of or notice to the Subordinated Creditor and without incurring responsibility to the Subordinated Creditor or impairing or releasing any of the Senior Lender's rights or any of the Subordinated Creditor's obligations hereunder:

          (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any Senior Lender Indebtedness or any instrument evidencing the same in any manner;

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          (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Senior Lender Indebtedness or any part thereof;

          (c) release anyone liable in any manner for the payment or collection of the Senior Lender Indebtedness or any part thereof;

          (d) exercise or refrain from exercising any right against the Borrower or any other person (including the Subordinated Creditor); and

          (e) apply any sums received by the Senior Lender, by whomsoever paid and howsoever realized, to the Senior Lender Indebtedness in such manner as the Senior Lender shall deem appropriate.

The Subordinated Creditor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the Senior Lender's remedies permitted by applicable law or agreement. The obligations of the Subordinated Creditor under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of the Senior Lender Indebtedness is rescinded or must otherwise be restored or returned by the Senior Lender upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

     10.  No Commitment. None of the provisions of this Agreement shall be
          -------------
deemed or construed to constitute or imply any commitment or obligation on the part of the Senior Lender to enter into the modifications of the existing loans, extensions of credit and financial accommodations to the Borrower referred to above or to make any future loans or other extensions of credit or financial accommodations to the Borrower.

     11.  Notices. All notices and other communications hereunder shall be in
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writing and shall be (a) personally delivered, (b) transmitted by registered mail, postage prepaid, or (c) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

              If to the Senior Lender:

              ING PRIME RATE TRUST
              7337 East Doubletree Road
              Scottsdale, AZ 85258
              Telecopier: (480) 477-7076
              Attention: Robert Wilson

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                  If to the Subordinated Creditor:

                  TLL Partners, L.L.C.
                  110 North College, Suite 111
                  Tyler, Texas 75702
                  Attention: Robert M. McMurrey

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

          12. Conflict in Agreements. If the subordination provisions of any
              ----------------------
instrument evidencing the Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Senior Lender and the Subordinated Creditor.

          13. No Waiver. No waiver shall be deemed to be made by the Senior
              ---------
Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Senior Lender; and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Senior Lender or the obligations of the Subordinated Creditor to the Senior Lender in any other respect at any time.

          14. Binding Effect; Acceptance. This Agreement shall be binding upon
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the Subordinated Creditor and the Subordinated Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Senior Lender and its participants, successors and assigns, irrespective of whether this or any similar agreement is executed by any other subordinated creditor of the Borrower. Notice of acceptance by the Senior Lender of this Agreement or of reliance by the Senior Lender upon this Agreement is hereby waived by the Subordinated Creditor.

          15. Miscellaneous. The paragraph headings herein are included for
              -------------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          16. Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury
              ----------------------------------------------------------------
Trial. This Agreement shall be governed by and construed in accordance with the
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substantive laws (other than conflict laws) of the State of Arizona. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement may be venued in either the state or federal courts located in Maricopa County, Arizona. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

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         IN WITNESS WHEREOF, the Subordinated Creditor has executed this
Agreement as of the date and year first above-written.

                                              TLL PARTNERS, L.L.C., a Delaware
                                              limited liability company

                                              By:_____________________________
                                              Its:_____________________________


                           Acknowledgment by Borrower
                           --------------------------

         The undersigned, being the Borrower referred to in the foregoing Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms and provisions thereof, (iii) agrees to and with the Senior Lender that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditor would not be entitled to receive under the provisions of the Agreement, notwithstanding anything to the contrary which may be contained in any agreement, document or indebtedness evidencing, securing or otherwise relating to the Subordinated Indebtedness, (iv) agrees that any such payment will constitute a default under the Senior Lender Indebtedness, and (v) agrees to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.

                                     TELETOUCH COMMUNICATIONS, INC.,
                                     a Delaware corporation


                                     By:______________________________
                                     Its:______________________________